UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________

Schedule 14A

_____________________________________

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

INCEPTION GROWTH ACQUISITION LIMITED
(Name of Registrant as Specified In Its Charter)

_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

INCEPTION GROWTH ACQUISITION LIMITED
875 Washington Street
New York, NY

May [*], 2024

Dear Stockholders:

On behalf of the Board of Directors of Inception Growth Acquisition Limited (the “Company” or “we”), I hereby invite you to attend our Annual Meeting of Stockholders (the “Annual Meeting”). We hope you can join us. The Annual Meeting will be held:

At:	Loeb & Loeb LLP, 2206-19 Jardine House, 1 Connaught Place Central, Hong Kong SAR.
On:	June 4, 2024
Time:	10 a.m. local time

The Notice of Annual Meeting of Stockholders, the Proxy Statement and the proxy card accompanying this letter will be first mailed to our stockholders on or about May [*], 2024.

As discussed in the enclosed Proxy Statement, the Annual Meeting will be devoted to:

(i)     A proposal to amend (the “Charter Amendment Proposal”) the Company’s amended and restated certificate of incorporation, as amended on September 8, 2023 (the “Charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) from June 13, 2024 (the “Current Termination Date”) (the date that is 30 months from the closing date of the Company’s initial public offering (the “IPO”) to December 13, 2024 (the date that is 36 months from the closing date of the IPO) (the “Extended Date”). A copy of the proposed amendment to the Charter (the “Charter Amendment”) is attached hereto as Annex A;

(ii)    A proposal to amend (the “Trust Amendment Proposal”) the Company’s investment management trust agreement (the “Trust Agreement”), dated as of December 8, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), as amended on March 13, 2023 and September 8, 2023, to provide the Company with the discretion to extend the date on which to commence liquidating the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) by six (6) times for an additional one (1) month each time from June 13, 2024 (the “Current Termination Date”) to December 13, 2024 by depositing into the trust account the lesser of (i) $50,000 and (ii) an aggregate amount equal to $0.04 multiplied by the number of common stock issued in the IPO (each, a “Public Share”) that has not been redeemed (the “Extension Payment”) for each one-month extension. A copy of the proposed amendment to the Trust Agreement (the “Trust Amendment”) is attached hereto as Annex B;

(iii)   A proposal to elect five (5) directors (the “Directors Election Proposal”) to serve until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified or until his or her earlier resignation, removal or death; and

(iv)   To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof (the “Adjournment Proposal”).

The Company’s IPO prospectus dated December 8, 2021 provides that the Company initially had until 15 months (or up to 21 months, if the Company extends the time to complete a business combination as described in the prospectus) from the closing of the IPO to complete its initial business combination. On March 13, 2023, the Company held its annual meeting of stockholders (the “2023 Annual Meeting”). In the 2023 Annual Meeting, the stockholders of the Company approved the proposal to amend the Trust Agreement, to provide that the time for the Company to complete its initial business combination under the Trust Agreement shall be extended for a period of six months from March 13, 2023 to September 13, 2023 without having to make any payment to the Trust Account. The Company entered into an amendment to the Trust Agreement with the Trustee dated as of March 13, 2023 after the 2023 Annual Meeting, giving the Company’s rights to extend the period that it has to complete its initial business combination to September 13, 2023.

On September 8, 2023, the Company held a special meeting of stockholders (the “2023 Special Meeting”). In the 2023 Special Meeting, the stockholders of the Company approved (a) the proposal to amend the Company’s amended and restated certificate of incorporation, giving the Company the right to extend the date by which the Company has to consummate a business combination from September 13, 2023 to June 13, 2024, and (b) the proposal to amend the Trust Agreement to provide the Company with the discretion to extend the date on which to commence liquidating the Trust Account established in connection with the IPO by nine times for an additional one (1) month each time from September 13, 2023 to June 13, 2024 by depositing into the trust account the lesser of (i) $100,000 and (ii) an aggregate amount equal to $0.04 multiplied by the number of Public Share that has not been redeemed for each one-month extension.

On each of September 8, 2023, October 5, 2023, November 1, 2023, November 29, 2023, January 4, 2024, February 5, 2024, February 27, 2024, April 3, 2024 and May [*], 2024, the Company deposited $100,000 into the Trust Account in order to extend the amount of time it has available to complete a business combination. Currently, the Company has until June 13, 2024 to complete a business combination.

The purpose of the Charter Amendment and the Trust Amendment is to allow the Company to further extend the time to complete a business combination six (6) times for an additional one (1) month each time from June 13, 2024 to December 13, 2024.

We know that many of our stockholders will be unable to attend the Annual Meeting. We are soliciting proxies so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the stockholders at the Annual Meeting. Whether or not you plan to attend, please take the time now to read the Proxy Statement and vote by submitting by mail a paper copy of your proxy or vote instructions, so that your shares are represented at the meeting. You may also revoke your proxy or vote instructions and change your vote at any time prior to the Annual Meeting. Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in Inception Growth Acquisition Limited. We look forward to seeing you at the Annual Meeting.

If you have any questions about the Proxy Statement, please contact us at Inception Growth Acquisition Limited, 875 Washington Street, New York, NY. You may also contact the proxy solicitor with any questions at: Advantage Proxy, P.O. Box 13581, Des Moines, WA 98198 Attention: Karen Smith, Telephone: 877-870-8565.

Sincerely,

Cheuk Hang Chow
Chief Executive Officer

INCEPTION GROWTH ACQUISITION LIMITED
875 Washington Street
New York, NY

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 4, 2024

To the Stockholders of Inception Growth Acquisition Limited:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of Inception Growth Acquisition Limited (the “Company” or “we”), a Delaware corporation, will be held at the offices of Loeb & Loeb LLP, 2206-19 Jardine House, 1 Connaught Place Central, Hong Kong SAR on June 4, 2024, at 10 a.m. local time, for the following purposes:

1.      A proposal to amend (the “Charter Amendment Proposal”) the Company’s amended and restated certificate of incorporation, as amended on September 8, 2023 (the “Charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) from June 13, 2024 (the “Current Termination Date”) (the date that is 30 months from the closing date of the Company’s initial public offering (the “IPO”) to December 13, 2024 (the date that is 36 months from the closing date of the IPO) (the “Extended Date”). A copy of the proposed amendment to the Charter (the “Charter Amendment”) is attached hereto as Annex A;

2.      A proposal to amend (the “Trust Amendment Proposal”) the Company’s investment management trust agreement (the “Trust Agreement”), dated as of December 8, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), as amended on March 13, 2023 and September 8, 2023, to provide the Company with the discretion to extend the date on which to commence liquidating the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) by six (6) times for an additional one (1) month each time from June 13, 2024 (the “Current Termination Date”) to December 13, 2024 by depositing into the trust account the lesser of (i) $50,000 and (ii) an aggregate amount equal to $0.04 multiplied by the number of common stock issued in the IPO (each, a “Public Share”) that has not been redeemed (the “Extension Payment”) for each one-month extension. A copy of the proposed amendment to the Trust Agreement (the “Trust Amendment”) is attached hereto as Annex B;

3.      A proposal to elect five (5) directors (the “Directors Election Proposal”) to serve until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified or until his or her earlier resignation, removal or death; and

4.      To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof (the “Adjournment Proposal”).

The Board has fixed the close of business on May 7, 2024 as the record date for the meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof.

By Order of the Board of Directors

Cheuk Hang Chow
Chief Executive Officer

New York, NY
May [*], 2024

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE ANNUAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 4, 2024. THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE AT HTTPS://WWW.SEC.GOV/.

INCEPTION GROWTH ACQUISITION LIMITED
875 Washington Street
New York, NY

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 4, 2024
FIRST MAILED ON OR ABOUT MAY [*], 2024

Date, Time and Place of the Annual Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Inception Growth Acquisition Limited (the “Company”), a Delaware corporation, in connection with the Annual Meeting of Stockholders to be held at the offices of Loeb & Loeb LLP, 2206-19 Jardine House, 1 Connaught Place Central, Hong Kong SAR on June 4, 2024, at 10 a.m. local time, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

The principal executive office of the Company is 875 Washington Street, New York, NY, and its telephone number, including area code, is (315) 636-6638.

Purpose of the Annual Meeting

At the Annual Meeting, you will be asked to consider and vote upon the following matters:

1.      A proposal to amend (the “Charter Amendment Proposal”) the Company’s amended and restated certificate of incorporation, as amended on September 8, 2023 (the “Charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) from June 13, 2024 (the “Current Termination Date”) (the date that is 30 months from the closing date of the Company’s initial public offering (the “IPO”) to December 13, 2024 (the date that is 36 months from the closing date of the IPO) (the “Extended Date”). A copy of the proposed amendment to the Charter (the “Charter Amendment”) is attached hereto as Annex A.

2.      A proposal to amend (the “Trust Amendment Proposal”) the Company’s investment management trust agreement (the “Trust Agreement”), dated as of December 8, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), as amended on March 13, 2023 and September 8, 2023, to provide the Company with the discretion to extend the date on which to commence liquidating the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) by six (6) times for an additional one (1) month each time from June 13, 2024 (the “Current Termination Date”) to December 13, 2024 by depositing into the trust account the lesser of (i) $50,000 and (ii) an aggregate amount equal to $0.04 multiplied by the number of common stock issued in the IPO (each, a “Public Share”) that has not been redeemed (the “Extension Payment”) for each one-month extension. A copy of the proposed amendment to the Trust Agreement (the “Trust Amendment”) is attached hereto as Annex B;

3.      A proposal to elect five (5) directors (the “Directors Election Proposal”) to serve until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified or until his or her earlier resignation, removal or death; and

4.      To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof (the “Adjournment Proposal”).

The Company’s IPO prospectus dated December 8, 2021 provides that the Company initially had until 15 months (or up to 21 months, if the Company extends the time to complete a business combination as described in the prospectus) from the closing of the IPO to complete its initial business combination. On March 13, 2023, the Company held its annual meeting of stockholders (the “Annual Meeting”). In the Annual Meeting, the stockholders of the Company approved the proposal to amend the Trust Agreement, to provide that the time for the Company to complete its initial business combination under the Trust Agreement shall be extended for a period of six months from March 13, 2023 to September 13, 2023 without having to make any payment to the Trust Account. The Company entered into an amendment to the Trust Agreement with the Trustee dated as of March 13, 2023 after the Annual Meeting, giving the Company’s rights to extend the period that it has to complete its initial business combination to September 13, 2023.

On September 8, 2023, the Company held a special meeting of stockholders (the “2023 Special Meeting”). In the 2023 Special Meeting, the stockholders of the Company approved (a) the proposal to amend the Company’s amended and restated certificate of incorporation, giving the Company the right to extend the date by which the Company has to consummate a business combination from September 13, 2023 to June 13, 2024, and (b) the proposal to amend the Trust Agreement to provide the Company with the discretion to extend the date on which to commence liquidating the Trust Account established in connection with the IPO by nine times for an additional one (1) month each time from September 13, 2023 to June 13, 2024 by depositing into the trust account the lesser of (i) $100,000 and (ii) an aggregate amount equal to $0.04 multiplied by the number of Public Share that has not been redeemed for each one-month extension.

On each of September 8, 2023, October 5, 2023, November 1, 2023, November 29, 2023, January 4, 2024, February 5, 2024, February 27, 2024, April 3, 2024 and May [*], 2024, the Company deposited $100,000 into the Trust Account in order to extend the amount of time it has available to complete a business combination. Currently, the Company has until June 13, 2024 to complete a business combination.

The purpose of the Charter Amendment and the Trust Amendment is to allow the Company to further extend the time to complete a business combination six (6) times for an additional one (1) month each time from June 13, 2024 to December 13, 2024.

The Charter Amendment is attached hereto as Annex A, and the Trust Amendment is attached hereto as Annex B.

After consultation with Soul Venture Partners LLC (the “Sponsor”), the Company’s management team has reasons to believe that, if the Charter Amendment and the Trust Amendment proposals are approved, the Sponsor or its affiliates or designees will, in connection with each one-month extension, contribute the lesser of (i) $50,000 and (ii) an aggregate amount equal to $0.04 multiplied by the number of Public Shares issued in the IPO (each, a “Public Share”) that has not been redeemed by the public stockholders, to the Company as a loan (each loan being referred to herein as a “Contribution”) for the Company to deposit the funds into the Trust Account as the Extension Payment upon five (5) days’ advance notice prior to the applicable deadlines. The first extension payment after the approval of the Charter Amendment and Trust Amendment Proposal must be made prior to the Current Termination Date, while subsequent extension payments must be deposited into the trust account no fewer than five (5) calendar days prior to the then existing termination date. The Contribution(s) will bear no interest and will be repayable by the Company to the Sponsor upon consummation of an initial business combination. The loans will be forgiven by the Sponsor or its affiliate if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account.

The Charter Amendment, Trust Amendment, the Directors Election Proposal and the Adjournment Proposal are more fully described in the Proxy Statement.

As of May [*], 2024, there was approximately $[*] in the Trust Account. If the Charter Amendment Proposal and Trust Amendment Proposal are approved and the Company fully extends the business combination period to December 13, 2024, the redemption price per share of common stock applicable to all stockholders at the meeting for our initial business combination or the Company’s subsequent liquidation will be approximately $[*] per share.

If the Charter Amendment or Trust Amendment Proposal are not approved, and we do not consummate an initial business combination by June 13, 2024, we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public stockholders and our warrants and rights will expire worthless.

Excise Tax under the Inflation Reduction Act of 2022

The Company will not use, now or in the future, any funds in the Trust Account, including any interest earned thereon, to pay for any excise tax imposed under the Inflation Reduction Act of 2022 in connection to any redemption event.

We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

Certain companies requiring federal-issued licenses in the United States, such as broadcasters and airlines, may be subject to rules or regulations that limit foreign ownership. In addition, CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Our Sponsor, Soul Venture Partners LLC, is controlled by Mr. Cheuk Hang Chow, a non-U.S. person and a Hong Kong national. Our sponsor currently owns 21.4% of our outstanding shares. We are therefore likely considered a “foreign person” under the regulations administered by CFIUS and will continue to be considered as such in the future for so long as our Sponsor has the ability to exercise control over us for purposes of CFIUS’s regulations. Therefore, we could be subject to foreign ownership restrictions and/or CFIUS review if our proposed business combination is between us and a U.S. target company engaged in a regulated industry or which may affect national security. The scope of CFIUS review was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. target company falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. The foreign ownership limitations, and the potential impact of CFIUS, may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our stockholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination within 36 months (assuming full extension of the time to complete a business combination) from the closing of our initial public offering because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public stockholders may only receive $[*] per share, and our warrants and rights will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Risks related to Potential Application of the Investment Company Act

As of the date hereof, substantially all of the assets held in the trust account are held in money market funds, which primarily invest in U.S. Treasury Bills. There is uncertainty under the Investment Company Act of 1940 (the “Investment Company Act”) whether special purpose acquisition companies, or “SPACs,” could become subject to regulation under the Investment Company Act. The longer that the funds in the trust account are held in U.S. government securities or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case a claim could be made that we have been operating as an unregistered investment company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time and instead hold all funds in the trust account in a bank deposit account in order to mitigate the risks of falling within the definition of “investment company” under the Investment Company Act.

If we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds and for which we would not have sufficient time to comply with prior to the expiration of its time to complete a business combination. As a result, if we were deemed to be an investment company, we would expect to abandon its efforts to complete an initial business combination and instead to liquidate and dissolve. If we are required to liquidate and dissolve, our investors would lose the opportunity to invest in a target company and would not be able to realize the benefits of owning shares in the post-business combination company, including the potential appreciation of our share price following such a transaction. In addition, in the event of our liquidation and dissolution, our warrants and rights would expire worthless.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on May 7, 2024 (the “Record Date”) and only stockholders of record at that time will be entitled to vote at the Annual Meeting and any adjournment or adjournments thereof.

The Company’s shares of common stock (“Shares”) represented by all validly executed proxies received in time to be taken to the meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to it being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this Proxy Statement and the enclosed proxy card to our stockholders on or about May [*], 2024.

Dissenters’ Right of Appraisal

Holders of Shares do not have appraisal rights under the Delaware General Corporation Law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding Shares entitled to vote at the meeting is [*]. Each Share is entitled to one vote. The presence in person or by proxy at the Annual Meeting of not less than 50 per cent of votes of outstanding Shares entitled to vote, will constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of Shares that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a stockholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal. The Company believes that all of the proposals presented to the stockholders at this Annual Meeting will be considered “non-routine” items. Accordingly, banks or brokerages cannot use discretionary authority to vote shares on Proposals 1, 2, 3 or 4 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Annual Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed
Charter Amendment	At least fifty percent (50%) of outstanding shares of common stock present in person or by proxy and entitled to vote thereon at the Annual Meeting	No
Trust Amendment	At least fifty percent (50%) of outstanding shares of common stock present in person or by proxy and entitled to vote thereon at the Annual Meeting	No
Directors Election	Majority of the votes of the shares of common stock which were present in person or by proxy and entitled to vote thereon at the Annual Meeting	No
Adjournment	Majority of the votes of the shares of common stock which were present in person or by proxy and entitled to vote thereon at the Annual Meeting	No

Abstentions will not count as a vote against each of the proposals.

Voting Procedures

Each Share that you own in your name entitles you to one vote on each of the proposals for the Annual Meeting. Your proxy card shows the number of Shares that you own.

•        You can vote your Shares in advance of the Annual Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Annual Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Shares will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” each of the Charter Amendment Proposal, the Trust Amendment Proposal, each of the nominees named in this Proxy Statement, and the Adjournment Proposal.

•        You can attend the Annual Meeting and vote in person even if you have previously voted by submitting a proxy. You will be given a ballot when you arrive. However, if your Shares are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

Solicitation of Proxies

The solicitation of proxies is made by the Company. The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail, and the officers and employees of the Company may solicit proxies personally or by telephone and will receive no extra compensation from such activities. The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

Only one copy of this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement. If you share an address with at least one other stockholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of our Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to Inception Growth Acquisition Limited, 875 Washington Street, New York, NY; Attention: Chief Executive Officer, or call the Company promptly at (315) 636-6638. You may also contact the proxy solicitor at: Advantage Proxy, P.O. Box 13581, Des Moines, WA 98198 Attention: Karen Smith, Telephone: 877-870-8565.

If you share an address with at least one other stockholder and currently receive multiple copies of Proxy Statement, and you would like to receive a single copy of Proxy Statement, please specify such request in writing and send such written request to Inception Growth Acquisition Limited, 875 Washington Street, New York, NY; Attention: Chief Executive Officer. You may also contact the proxy solicitor at: Advantage Proxy, P.O. Box 13581, Des Moines, WA 98198 Attention: Karen Smith, Telephone: 877-870-8565.

Redemption Rights

Pursuant to our currently existing charter, any holders of our public shares may demand that such shares be redeemed for a pro rata share of the aggregate amount on deposit in the trust account, less taxes payable, calculated as of two (2) business days prior to the Annual Meeting. Regardless whether you vote for or against the Charter Amendment and the Trust Amendment, if your request is properly made and the Charter Amendment and the Trust Amendment is approved, these shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of our IPO (calculated as of two (2) business days prior to the Annual Meeting). For illustrative purposes only, based on funds in the trust account of approximately $[*] on May [*], 2024, the estimated per share redemption price would have been approximately $[*].

In order to exercise your redemption rights, you must submit a request in writing prior to 5:00 p.m., Eastern time on May [*], 2024 (two (2) business days before the Annual Meeting) that we redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street 30th Floor
New York, NY 10004-1561
Attn: Michael Goedecke
E-mail: mgoedecke@continentalstock.com

And

•        deliver your public shares either physically or electronically through DTC to our transfer agent at least two (2) business days before the Annual Meeting. Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two (2) weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two (2) weeks. Stockholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests (and submitting shares to the transfer agent) and thereafter, with our consent, until the vote is taken with respect to the Charter Amendment and the Trust Amendment. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising redemption rights, stockholders should verify the market price of our Shares, as they may receive higher proceeds from the sale of their Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our Shares when you wish to sell your shares.

If you exercise your redemption rights, your Shares will cease to be outstanding immediately prior to the Annual Meeting (assuming the Charter Amendment and the Trust Amendment are approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the trust account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.

If the Charter Amendment Proposal and Trust Amendment Proposal are not approved, and we do not consummate an initial business combination by June 13, 2024, we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public stockholders and our warrants and rights will expire worthless.

Holders of outstanding units must separate the underlying public shares, public rights and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares, public rights and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares, public rights and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding shares of common stock, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of May [*], 2024. As of May [*], 2024, Inception Growth had 5,588,391 shares of common stock issued and outstanding.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Shares of Common Stock
Soul Venture Partners LLC(2)	1,195,990	21.4%
Cheuk Hang Chow	20,000	* %
Felix Yun Pun Wong	30,000	* %
Michael Lawrence Coyne	20,000	* %
Albert Chang	25,000	* %
Yan Xu	12,500	* %
All directors and executive officers (five individuals) as a group	107,500	1.9%
Other 5% stockholders
Feis Equities LLC/Lawrence M. Feis(3)	371,324	6.7%
Hudson Bay Capital Management LP(4)	372,922	6.7%
AQR Capital Management, LLC/AQR Capital Management Holdings, LLC/AQR Arbitrage, LLC(5)	339,000	6.1%
Kepos Capital LP(6)	520,000	9.3%
Fifth Lane Partners Fund LP(7)	520,000	9.3%
Sandia Investment Management LP(8)	504,500	9.0%
Fir Tree Capital Management, LP(9)	520,000	9.3%
Arena Investors, LP(10)	520,000	9.3%
Polar Asset Management Partners Inc.(11)	520,000	9.3%

____________

*        Less than 1%.

(1)      Unless otherwise indicated, the business address of each of the individuals or entities is c/o 875 Washington Street, New York, NY 10014.

(2)      Soul Venture Partners LLC is the record holder of the shares of common stock reported herein. Mr. Cheuk Hang Chow, by virtue of his control over our sponsor as manager, may be deemed to beneficially own shares held by our sponsor.

(3)      Information is based solely on a report on an amended Schedule 13G filed by Feis Equities LLC (“Feis”) and Lawrence M. Feis (“Lawrence”) on March 24, 2022. The principal business office of Feis and Lawrence is located at 20 North Wacker Drive, Suite 2115, Chicago, Illinois 60606. Feis and Lawrence possess the sole voting power and sole dispositive power with respect to the shares of common stock reported herein.

(4)      Information is based solely on a report on Schedule 13G filed by Hudson Bay Capital Management LP (“Hudson Bay”), a Delaware limited partnership and Sander Gerber on February 5, 2024. The principal business office of Hudson Bay and Sander Gerber is 28 Havemeyer Place, 2nd Floor, Greenwich, Connecticut 06830. Hudson Bay serves as the investment manager to HB Strategies LLC, in whose name the shares of common stock are held. As such, Hudson Bay may be deemed to be the beneficial owner of all shares of common stock held by HB Strategies LLC. Mr. Gerber serves as the managing member of Hudson Bay Capital GP LLC, which is the general partner of Hudson Bay. Mr. Gerber disclaims beneficial ownership of these securities.

(5)      Information is based solely on a report on Schedule 13G filed by AQR Capital Management, LLC, AQR Capital Management Holdings, LLC and AQR Arbitrage, LLC on February 14, 2024. The principal business office is at One Greenwich Plaza, Greenwich, CT 06830. The reporting persons have shared voting power and shared dispositive power with respect to the shares of common stock of Inception Growth beneficially owned by them.

(6)      Shares are owned by Kepos Alpha Master Fund L.P. and Kepos Special Opportunities Master Fund L.P. Kepos Capital LP serves as investment manager to the both of them. The principal business office of the shareholders is at 11 Times Square, 35th Flr, New York, NY 10036.

(7)      The principal business office of the shareholder is at 1825 B. Kramer Lane, Suite 200, Austin, Texas 78758.

(8)     Shares are owned by Walleye Opportunities Master Fund Ltd, Walleye Investments Fund LLC, Crestline Summit Master, SPC — Peak SP and Crestline Summit Master, SPC — Crestline Summit APEX SP. Sandia Investment Management LP serves as investment manager to these shareholders. The following are the principle business office of the shareholders: Walleye Opportunities Master Fund Ltd (2800 Niagara Lane, Plymouth, MN 55447); Walleye Investments Fund LLC (2800 Niagara Lane Plymouth, MN 55447); Crestline Summit Master, SPC — Peak SP (201 Main Street, Suite 2600 Fort Worth, TX 76102); Crestline Summit Master, SPC — Crestline Summit APEX SP (201 Main Street, Suite 2600 Fort Worth, TX 76102).

(9)      Shares are owned by Fir Tree Value Master Fund, LP, Fir Tree Capital Opportunity Master Fund, LP, Fir Tree Capital Opportunity Master Fund III, LP, FT SOF XIII (SPAC) Holdings, LLC and Boston Patriot Merrimack St. LLC, all of which are represented by Fir Tree Capital Management, LP. The mailing address for the shareholders is c/o Fir Tree Capital Management, 500 Fifth Ave, 9th Floor, New York, NY 10110.

(10)    Shares are owned by Arena Finance Markets, LP, Arena Special Opportunities (Offshore) Master, LP, Arena Special Opportunities Fund, LP, Arena Special Opportunities Partners II, LP and Arena Special Opportunities Partners (Cayman Master) II, LP, all of which are represented by Arena Investors, LP. The principal business office of the shareholders is at 405 Lexington Ave, 59th Floor, New York, NY 10174.

(11)    Shares are owned by Polar Multi-Strategy Master Fund, to which Polar Asset Management Partners Inc. serves as investment advisor. The principal business office of the shareholder is at 94 Solaris Avenue, Camana Bay, Grand Cayman, KY1-1108, Cayman Islands.

PROPOSAL 1: THE CHARTER AMENDMENT

The proposed Charter Amendment would amend our existing Charter to extend the date by which the Company has to consummate a business combination (the “Extension”) to December 13, 2024 (the date that is 36 months from the closing date of the IPO) (the termination date as so extended, the “Extended Termination Date”). Currently, the Company has until June 13, 2024 to complete its initial business combination. Pursuant to the terms of the proposed Charter Amendment, in order to extend the time available for us to consummate our initial business combination, our insiders or their affiliates or designees must deposit into the trust account the lesser of (i) $50,000 and (ii) an aggregate amount equal to $0.04 multiplied by the number of Public Shares issued in the IPO (each, a “Public Share”) that has not been redeemed by the public stockholders. The first extension payment after the approval of the Charter Amendment Proposal must be made prior to the Current Termination Date, while subsequent extension payments must be deposited into the trust account no fewer than five (5) calendar days prior to the then existing termination date. The insiders will receive a non-interest bearing, unsecured promissory note equal to the amount of any such deposit that will not be repaid in the event that we are unable to close a business combination unless there are funds available outside the trust account to do so. Such notes would be paid upon consummation of our initial business combination. We intend to issue a press release announcing the deposit of funds promptly after such funds are deposited into the trust account. The full proposed amendment to the Charter is attached to this proxy statement as Annex A. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Proposed Charter Amendment

The Company is proposing to amend its Charter to allow the Company to extend the initial business combination period to December 13, 2024.

The Company currently has until June 13, 2024 to complete its initial business combination. Our board of directors has determined that it is in the best interests of our stockholders to allow the Company to extend the time to complete a business combination by depositing into the trust account the lesser of (i) $50,000 and (ii) an aggregate amount equal to $0.04 multiplied by the Public Shares issued in the IPO (each, a “Public Share”) that has not been redeemed by the public stockholders for each one-month extension.

If the Charter Amendment proposal is not approved and we have not consummated a business combination by the Current Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under the laws of the Delaware to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants or rights which will expire worthless in the event we wind up.

If the Charter Amendment is not approved and we do not consummate an initial business combination by June 13, 2024, we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public stockholders and our warrants and rights will expire worthless.

Vote Required and Board of Directors’ Recommendation

Approval of the Charter Amendment requires the affirmative vote of at least 50% of the outstanding shares of common stock present in person or by proxy and entitled to vote thereon at the Annual Meeting. Broker non-votes, abstentions or the failure to vote on the Charter Amendment will not count as a vote cast at the Annual Meeting and will have no effect on the outcome of the vote on any proposal.

The Board recommends a vote “FOR” the Charter Amendment.

PROPOSAL 2: THE TRUST AMENDMENT

The proposed Trust Amendment (the “Trust Amendment”) would amend our existing Trust Agreement, allowing the Company to extend the time available for us to consummate our initial business combination six (6) times for an additional one (1) month each time from June 13, 2024 to December 13, 2024 by depositing into the trust account the lesser of (i) $50,000 and (ii) an aggregate amount equal to $0.04 multiplied by the Public Shares issued in the IPO (each, a “Public Share”) that has not been redeemed by the public stockholders. The complete text of the proposed amendment is attached to this proxy statement as Annex B. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Proposed Trust Amendment

The Company is proposing to amend its Trust Agreement to allow the Company to extend its life six (6) times for an additional one (1) month each time from June 13, 2024 to December 13, 2024.

The Company currently has until June 13, 2024 to complete its initial business combination. Under the circumstances, the Sponsor wants to effect the Extension to extend the date by which the Company has to consummate a business combination. The Trust Agreement will be amended to reflect the foregoing. Approval of the Trust Amendment is a condition to the implementation of the extension.

The Sponsor wants to pay an extension amount that is the lesser of (i) $50,000 and (ii) an aggregate amount equal to $0.04 multiplied by the Public Shares issued in the IPO (each, a “Public Share”) that has not been redeemed by the public stockholders for each one-month extension. After consultation with the Sponsor, the Company’s management team has reasons to believe that, if the Trust Amendment proposal is approved, the Sponsor or its affiliates or designees will, in connection with each one-month extension, contribute $50,000 (assuming no redemptions) to the Company as a loan (each loan being referred to herein as a “Contribution”) for the Company to deposit the funds into the Trust Account as the Extension Payment upon five (5) days’ advance notice prior to the applicable deadlines. The first extension payment after the approval of the Trust Amendment Proposal must be made prior to the Current Termination Date, while subsequent extension payments must be deposited into the trust account no fewer than five (5) calendar days prior to the then existing termination date. The Contribution(s) will bear no interest and will be repayable by the Company to the Sponsor upon consummation of an initial business combination. The loans will be forgiven by the Sponsor or its affiliates or designees if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. If the Trust Amendment proposal is not approved and we have not consummated a business combination by the Current Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware laws to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants or rights which will expire worthless in the event we wind up.

If the Trust Amendment is not approved, and we do not consummate an initial business combination by June 13, 2024, we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public stockholders and our warrants and rights will expire worthless.

Vote Required and Board of Directors’ Recommendation

Approval of the Trust Amendment requires the affirmative vote of at least 50% of the outstanding shares of common stock present in person or by proxy and entitled to vote thereon at the Annual Meeting. Broker non-votes, abstentions or the failure to vote on the Trust Amendment will not count as a vote cast at the Annual Meeting and will have no effect on the outcome of the vote on any proposal.

The Board recommends a vote “FOR” the Trust Amendment.

PROPOSAL 3: THE DIRECTORS ELECTION PROPOSAL

Nominees for Director

At the Annual Meeting, five (5) directors are up for re-election, with such directors to serve until the next Annual Meeting of Stockholders and until their respective successors have been elected and has qualified, or until their earlier resignation, removal or death, unless the term is otherwise fixed by a resolution of members.

If for some unforeseen reason one or more of the nominees is not available as a candidate for director, the proxies may be voted for such other candidate or candidates as may be nominated by the Board.

The following table sets forth the positions and offices presently held with the Company by each nominee, their age as of the Record Date. Proxies not marked to the contrary will be voted in favor of each such nominee’s election.

Name	Age	Position
Cheuk Hang Chow	40	Chief Executive Officer, Director and Chairman of the Board
Felix Yun Pun Wong	59	Chief Financial Officer and Director
Michael Lawrence Coyne	36	Independent Director
Albert Chang	37	Independent Director
Yan Xu	42	Independent Director

Cheuk Hang Chow.    Mr. Chow has been serving as our Chief Executive Officer, Director and Chairman of the Board since February 17, 2023. He has almost a decade of C-suite leadership and business development experience in several industries including technology, media and entertainment. From January 2022 to November 2022, Mr. Chow was the CEO of MetaOne Limited, a non-fungible token (NFT) asset management platform based in Asia. Prior to that, from August 2015 to December 2021, he served as CEO to China Creative Digital Entertainment Limited (formerly HMV Digital China Group), an investment holding company principally engaged in media and entertainment businesses in East Asia. Concurrently, from December 2016 to September 2021, Mr. Chow was also Chief Financial Officer (CFO) and Executive Director to China Food and Beverage Group Limited (HKG:8272), an investment holding company principally engaged in operating restaurant businesses in Hong Kong. Apart from these roles, he has also served as an independent non-executive director to game developer and service provider company ME2ZEN Limited (950190.KQ) from February 2019 to January 2021, and to China Food and Beverage Group Limited (HKG:8272) from December 2016 to December 2021. From September 2010 to December 2013, Mr. Chow worked as a finance manager in AV Concept Holdings Limited, a leading marketing and distribution company for semiconductors and electronic components, and before that, from February 2009 to September 2010, he was with financial and public relations consultancy Wonderful Sky Financial Group (01260.HK) as an Investor Relations associate. He started his career in Risk Advisory at KPMG from December 2007. Mr. Chow earned his Bachelor of Engineering degree from the University of Hong Kong in August 2007. We believe that Mr. Chow is qualified to serve on our board of directors based on his extensive leadership experience and his network in the technology, media and entertainment industries.

Felix Yun Pun Wong.    Mr. Wong has been serving as our Chief Financial Officer and Director since April 9, 2021. Mr. Wong has served as a member of the board of directors of AGBA Group Holding Limited (NASDAQ: AGBA) as an independent director since November 2022. He has years of executive experience with multiple leadership positions and a track record in helping private companies enter the public market. He has been the principal of Ascent Partners Advisory Service Limited, a finance advisory firm, since March 2020. From November 2017 to December 2020, Mr. Wong held the position of chief financial officer at Tottenham Acquisition I Limited, a publicly listed special purpose acquisition corporation (NASDAQ: TOTA), which merged with Clene Nanomedicine Inc. (NASDAQ: CLNN) in December 2020. From August 2015 to September 2017, he has served as chief financial officer at Raytron Technologies Limited, a leading Chinese national high-tech enterprise. His main responsibilities include overseeing the financial functions of the firm, assisting in establishing corporate ventures for investment, and working on deal origination of new businesses in the corporate group. Prior to that, he was chief financial officer and executive director of Tsing Capital from January 2012 to July 2015, where he managed four funds with a total investment amount of US$600 million and focused on environmental and clean technology investments. Mr. Wong also served as senior director and chief financial officer of Spring Capital, a US$250 million fund, from October 2008 until June 2011. Additionally, Mr. Wong was the chief financial officer of Natixis Private Equity Asia from November 2006 till October 2008 and an associate director of JAFCO Asia from March 2002 to October 2006. Mr. Wong was a finance manager for Icon Medialab from July 2000 to December 2001, a senior finance manager of Nielsen from August 1998 to July 2000, Planning-Free Shopper from April 1992 to August 1998 and an auditor at PricewaterhouseCoopers from August 1989 until March 2000. Mr. Wong earned his Masters of Business degree in 2003 from Curtin University in Australia and a Professional Diploma in Company Secretaryship and Administration from the Hong Kong Polytechnic University in 1989. We believe that Mr. Wong is qualified to serve on our board of directors based on his extensive experience in venture capital and with public companies.

Michael Lawrence Coyne.    Mr. Coyne has been serving as our independent director since February 17, 2023. He has 9 years of extensive capitals markets, business development, and deal origination experience. Since January 2023, Mr. Coyne has been serving as a Principal and Head of Capital Markets in the financial advisory and broker-dealer firm Benjamin Securities. From February 2018 to January 2023, Mr. Coyne was a partner and Head of Capital Markets at Ingalls & Snyder, LLC, an investment advisory firm. From August 2015 to February 2018, Mr. Coyne served as Vice President and Head of Equity Syndicate of Capital Integration Systems LLC, an online financial services platform based in New York. Prior to that, in March 2015, he began his career in financial services at the Blackstone Group, as a private wealth management intern. Concurrently, from February 2012 to July 2019, Mr. Coyne served as 1st Lieutenant, executive Officer, task force officer-in-charge and platoon leader and operations officer of the Army National Guard and the U.S. Army. Mr. Coyne passed the Financial Industry Regulatory Authority (FINRA) Series 7, 63, 24, 79 examination and obtained a Securities Industry Essentials (SIE) license in September 2, 2015; January 25, 2016; September 24, 2018; August 22, 2018 and October 1, 2018, respectively. Mr. Coyne obtained a bachelor of arts degree in political science and international affairs from Northeastern University and a master of business administration degree from Leonard N. Stern School of Business, New York University in 2011 and 2019, respectively. We believe that Mr. Coyne is qualified to serve on our board of directors based on his extensive experience in capitals markets, business development, deal origination specializing in biotechnology and SPACs.

Albert Chang.    Mr. Chang has been serving as our independent director since March 4, 2021. He has also been serving as the Managing Partner of Chiron partners, a digital asset focused fund where he leads investments across the industry. He previously served as vice president at Insight Soul Partners, a technology venture fund, where he led investments into companies such as Intercom, a leading enterprise conversational software provider. Prior to 2020, he served as the vice president at Kenetic Capital, a blockchain venture capital investment firm, from October 2017 to December 2018. He led the investments into multiple market leaders such as Solana, Polkadot, Zilliqa and others. Prior to this role, Mr. Chang served as an analyst at Pacific Century Group, from March 2014 to October 2017, where he helped manage corporate finance, venture investment and mergers and acquisitions. He executed the series D investment in Tokopedia, one of Indonesia’s leading e-commerce marketplaces on behalf of Pacific Century Group. He was a strategic development analyst at PCCW Solutions, a leading IT services company in Hong Kong and mainland China, during April 2012 to August 2014, before taking on the position as an M&A analyst at PCCW Corporate, a company focused on technology, media & telecommunications (TMT), from August 2012 to March 2014. Mr. Chang graduated from Imperial College Business School with a Master in International Health Management in 2010, and received his Bachelor in Psychology from the University of Warwick in 2009. We believe that Mr. Chang is qualified to serve on our board of directors based on his experience in venture capital and TMT industry expertise.

Yan Xu.    Ms. Xu has been serving as our independent director since March 1, 2023. Ms. Xu has over 10 years of experience working in the Chinese gaming market and in a variety of industries in the Japanese market. She has also worked closely with top executives in PRC companies. Ms. Xu has been an independent director for Ace Global Business Acquisition Limited since February 2021. Since February 2014, Ms. Xu has served as the head of the Japanese division for Whiz Partners Asia Ltd where she worked closely with Japanese companies to help identify potential Chinese partners to expand their business operations. She has also been the vice president of the China Hero Fund project, one of the first funds created to support game developers in China since 2016. Prior to this role, she worked as the assistant to the chief executive officer for Blue Ridge China, where she was responsible for post-investment tracking. Between 2008 to 2011, she worked at SinoCom Software Group Ltd. as secretary to the Third Division and Team Leader of the Translation Department. Ms. Xu also spent three years working at Neusoft Group Co. Ltd as secretary of business software division and team leader of translation department. She graduated from Dalian University of Foreign Studies with a Bachelors in Japanese in July 2003, and from Jilin University with a minor in law in July 2005. We believe that Ms. Xu is qualified to serve on our board of directors based on her experience with gaming industry expertise.

Term of Office

If elected, the director-nominees will serve for a one-year term until the next Annual Meeting of Stockholders and until their respective successors have been elected and has qualified, or until their earlier resignation, removal or death.

Vote Required and Board of Directors’ Recommendation

The nominees receiving a majority of the shares present in person or by proxy will be elected to the Board of Directors. If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares on this proposal, unless you direct the holder how to vote, by marking your proxy card. For purposes of the election of directors, abstentions will not count as a vote cast at the Annual Meeting and will have no effect on the outcome of the vote on any proposal.

The Board recommends a vote “FOR” the election of all of the above director nominees.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

In March 2021, we issued an aggregate of 2,587,500 founder shares to our Sponsor for an aggregate purchase price of $25,000 in cash, or approximately $0.01 per share. Subsequently, the Sponsor transferred an aggregate of 220,000 shares to our officers and directors, resulting in an aggregate of 2,587,500 shares of common stock outstanding to our initial stockholders.

Simultaneously with the closing of the IPO, we consummated the private placement (“Private Placement”) with the Sponsor of an aggregate of 4,721,250 private placement warrants for a purchase price of $1.00 per warrant. The private placement warrants are identical to the warrants sold as part of the units in the IPO, subject to limited exceptions. The private placement warrants (including the common stock issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder.

In April 2021, our sponsor agreed to loan us $1,000,000 to be used for a portion of the expenses of the IPO pursuant to a promissory note. The note is non-interest bearing, unsecured and payable promptly after the earlier of the date on which the Company consummates the IPO or the date on which the Company determines not to conduct the IPO.

In addition, in order to finance transaction costs in connection with an intended initial business combination, our sponsor or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,000,000 of such loans may be convertible into warrants at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the private warrants, including as to exercise price, exercisability and exercise period. The terms of such loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. We do not expect to seek loans from parties other than our sponsor or an affiliate of our sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account. On December 13, 2021, we drew $134,885 against the promissory note and the entire balance was repaid on December 16, 2021.

On November 17, 2023, January 24, 2024, March 12, 2024 and April 26, 2024, the Company issued unsecured promissory notes (the “Notes”) in the aggregate principal amount of $200,000, $420,000, $400,000 and $100,000, respectively, to the Sponsor. The Notes do not bear interest and mature upon the closing of a business combination by the Company. In the event that the Company does not complete an initial business combination by [May 13, 2024 (as such deadline may be further extended)], the Notes shall be deemed to be terminated and no amounts will thereafter be due from the Company to the Sponsor under the Notes. The principal balance of the Notes shall be payable in cash and/or in such other form of payment as mutually agreed in writing prior to or concurrently with the closing of an initial business combination. As of December 31, 2023 and 2022, the Sponsor had advanced the Company an aggregate amount of $90,000 and $0, respectively.

As of December 31, 2023 and 2022, we had a temporary advance of $286,007 and $181,835 from our Sponsor, respectively. The balance is unsecured, interest-free and has no fixed terms of repayment.

We are obligated to pay our Sponsor a monthly fee of $10,000 for general and administrative services. However, pursuant to the terms of such agreement, we may delay payment of such monthly fee upon a determination by our audit committee that we lack sufficient funds held outside the trust to pay actual or anticipated expenses in connection with the initial business combination. Any such unpaid amount will accrue without interest and be due and payable no later than the date of the consummation of our initial business combination.

Other than the foregoing, no compensation of any kind, including any finder’s fee, reimbursement, consulting fee or monies in respect of any payment of a loan, will be paid by us to our sponsor, officers and directors, or any affiliate of our sponsor or officers, prior to, or in connection with any services rendered in order to effectuate, the consummation of an initial business combination (regardless of the type of transaction that it is). However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

We entered into a registration rights agreement with respect to the private warrants, the warrants issuable upon conversion of working capital loans (if any) and the shares of common stock issuable upon exercise of the foregoing and upon conversion of the founder shares.

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions, including the payment of any compensation, will require prior approval by a majority of our uninterested “independent” directors (to the extent we have any) or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our disinterested “independent” directors (or, if there are no “independent” directors, our disinterested directors) determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.

Procedures for Approval of Related Party Transactions

We have not yet adopted a formal policy for the review, approval or ratification of related party transactions. Accordingly, the transactions discussed above were not reviewed, approved or ratified in accordance with any such policy.

We have adopted a code of ethics requiring us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by our board of directors (or the appropriate committee of our board) or as disclosed in our public filings with the SEC. Under our code of ethics, conflict of interest situations will include any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the company.

In addition, our audit committee, pursuant to the adopted written charter, is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the audit committee present at a meeting at which a quorum is present will be required in order to approve a related party transaction. A majority of the members of the entire audit committee will constitute a quorum. Without a meeting, the unanimous written consent of all of the members of the audit committee will be required to approve a related party transaction. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate an initial business combination with an entity that is affiliated with any of our sponsor, officers or directors unless we, or a committee of independent directors, have obtained an opinion from an independent investment banking firm that is a member of FINRA or from an independent accounting firm that our initial business combination is fair to our company from a financial point of view. Furthermore, no finder’s fees, reimbursements, consulting fee, monies in respect of any payment of a loan or other compensation will be paid by us to our sponsor, officers or directors, or any affiliate of our sponsor or officers, for services rendered to us prior to, or in connection with any services rendered in order to effectuate, the consummation of our initial business combination (regardless of the type of transaction that it is). However, the following payments will be made to our sponsor, officers or directors, or our or their affiliates, none of which will be made from the proceeds of the IPO held in the trust account prior to the completion of our initial business combination:

•        Payment to an affiliate of our sponsor of $10,000 per month for office space, utilities and secretarial and administrative support;

•        Reimbursement for any out-of-pocket expenses related to identifying, investigating and completing an initial business combination; and

•        Repayment of loans which may be made by our sponsor or an affiliate of our sponsor or certain of our officers and directors to finance transaction costs in connection with an intended initial business combination, the terms of which have not been determined nor have any written agreements been executed with respect thereto. Up to $1,000,000 of such loans may be convertible into warrants, at a price of $1.00 per warrant at the option of the lender.

Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers or directors, or our or their affiliates.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and ten percent stockholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. We believe that, during the year ended December 31, 2023, all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

DIRECTOR INDEPENDENCE

The Company currently has three (3) independent directors: Michael Lawrence Coyne, Albert Chang, and Yan Xu. Each is independent under the Nasdaq Marketplace Rules.

Board Leadership Structure and Role in Risk Oversight

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our ordinary shares and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons.

Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were filed in a timely manner.

Audit Committee

We established an Audit Committee of the board of directors at the closing of our IPO, which currently consists of Mr. Michael Lawrence Coyne, Mr. Albert Chang, and Ms. Yan Xu, each of whom is an independent director. Ms. Yan Xu serves as chairwoman of the Audit Committee. The Audit Committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

•        reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;

•        discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•        discussing with management major risk assessment and risk management policies;

•        monitoring the independence of the independent auditor;

•        verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•        reviewing and approving all related-party transactions;

•        inquiring and discussing with management our compliance with applicable laws and regulations;

•        pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

•        appointing or replacing the independent auditor;

•        determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•        establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

•        approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

Financial Expert on Audit Committee

The Audit Committee will at all times be composed exclusively of “independent directors” who are “financially literate” as defined under the Nasdaq listing standards. The Nasdaq listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

In addition, we must certify to Nasdaq that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The board of directors has determined that Ms. Yan Xu qualifies as an “Audit Committee financial expert,” as defined under rules and regulations of the SEC.

Compensation Committee

We established a Compensation Committee of the board of directors at the closing of our IPO, which currently consists of Mr. Michael Lawrence Coyne, Mr. Albert Chang, and Ms. Yan Xu, each of whom is an independent director. Mr. Albert Chang serves as chairman of the Compensation Committee. We adopted a Compensation Committee charter, which details the principal functions of the Compensation Committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, if any is paid by us, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•        reviewing and approving the compensation of all of our other executive officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•        if required, producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by NASDAQ and the SEC.

Nominating Committee

We established a Nominating Committee of the board of directors at the closing of our initial public offering, which currently consists of Mr. Michael Lawrence Coyne, Mr. Albert Chang, and Ms. Yan Xu, each of whom is an independent director. Mr. Michael Lawrence Coyne serves as chairman of the Nominating Committee. The Nominating Committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. The Nominating Committee considers persons identified by its members, management, stockholders, investment bankers and others. The guidelines for selecting nominees, which are specified in the Nominating Committee Charter, generally provide that the persons to be nominated:

•        should have demonstrated notable or significant achievements in business, education or public service;

•        should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

•        should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

Stockholders who wish to recommend individuals for consideration by the Nominating Committee to become nominees for election to the Board at our next Annual Meeting of Stockholders may do so by submitting a written recommendation to the Nominating Committee, Inception Growth Acquisition Limited, 875 Washington Street, New York, NY; Attention: Chief Executive Officer, in accordance with the procedures set forth below in this proxy statement under the heading “Stockholder Proposals.” For nominees for election to the Board proposed by stockholders to be considered, the following information concerning each nominee must be timely submitted in accordance with the required procedures:

•        The candidate’s name, age, business address, residence address, principal occupation or employment, the class and number of shares of our capital stock the candidate beneficially owns, a brief description of any direct or indirect relationships with us, and the other information that would be required in a proxy statement soliciting proxies for the election of the candidate as a director;

•        A signed consent of the nominee to being named as a nominee, to cooperate with reasonable background checks and personal interviews and to serve as a director, if elected; and

•        As to the stockholder proposing such nominee, that stockholder’s name and address, the class and number of shares of our capital stock the stockholder beneficially owns, a description of all arrangements or understandings between the stockholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made, a list of all other companies to which the stockholder has recommended the candidate for election as a director in that fiscal year, and a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the person named in its notice.

STOCKHOLDER COMMUNICATIONS

Stockholders who wish to communicate with the Board or with specified members of the Board should do so by sending any communication to Inception Growth Acquisition Limited, 875 Washington Street, New York, NY; Attention: Chief Executive Officer. You may also contact the proxy solicitor with any questions at: Advantage Proxy, P.O. Box 13581, Des Moines, WA 98198 Attention: Karen Smith, Telephone: 877-870-8565.

Any such communication should state the number of shares beneficially owned by the stockholder making the communication. Our Secretary will forward such communication to the full Board or to any individual member or members of the Board to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

CODE OF ETHICS

We adopted a code of conduct and ethics applicable to our directors, officers and employees in accordance with applicable federal securities laws. The code of ethics codifies the business and ethical principles that govern all aspects of our business.

EXECUTIVE OFFICERS AND DIRECTOR COMPENSATION

None of our directors or executive officers has received any compensation from us for services rendered to us. With respect to our executive officers:

•        we do not maintain, sponsor or contribute to, and have not had and do not have any obligation to contribute to, any benefit plans, including any qualified or nonqualified defined benefit plans, nonqualified defined contribution plans or other deferred compensation plans,

•        we have not entered into any employment, service, retention or other agreements or entered into any agreements to provide benefits upon termination of employment or other service with us, and

•        we have not granted any equity-based awards.

Other than the monthly administration fee payable to our Sponsor, no compensation or fees of any kind, including finder’s fees, consulting fees and other similar fees, will be paid to our insiders or any of the members of our current management team, for services rendered prior to or in connection with the consummation of a business combination. However, such individuals will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf. There is no limit on the amount of out-of-pocket expenses reimbursable by us, except that to the extent such expenses exceed the available proceeds not deposited in the trust account, such expenses would not be reimbursed by us unless we consummate a business combination.

STOCKHOLDER PROPOSALS

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials for the next Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be eligible, the stockholder proposals must be received by us at our principal executive office on or before December 1, 2024. Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1%, of our outstanding stock in order to submit a proposal which you seek to have included in the Company’s proxy materials. We may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials.

Stockholders who wish to make a proposal at the next Annual Meeting, other than one that will be included in our proxy materials, must notify us no later than December 1, 2024. If a stockholder who wishes to present a proposal fails to notify us by December 1, 2024, the proxies that management solicits for the meeting will confer discretionary authority to vote on the stockholder’s proposal if it is properly brought before the meeting.

OTHER BUSINESS

While the accompanying Notice of Annual Meeting of Stockholders provides for the transaction of such other business as may properly come before the Annual Meeting, the Company has no knowledge of any matters to be presented at the Annual Meeting other than those listed as Proposals 1, 2, 3, and 4 in the notice. However, the enclosed Proxy gives discretionary authority in the event that any other matters should be presented.

ANNUAL REPORT

Upon written request to Secretary, Inception Growth Acquisition Limited, 875 Washington Street, New York, NY, we will provide without charge to each person requesting a copy of our 2023 Annual Report on Form 10-K, including the financial statements filed therewith. We will furnish a requesting stockholder with any exhibit not contained therein upon specific request. You may also contact the proxy solicitor at: Advantage Proxy, P.O. Box 13581, Des Moines, WA 98198 Attention: Karen Smith, Telephone: 877-870-8565.

PROPOSAL 4: THE ADJOURNMENT PROPOSAL

The adjournment proposal, if approved, will request the chairman of the Annual Meeting (who has agreed to act accordingly) to adjourn the Annual Meeting to a later date or dates to permit further solicitation of proxies. The adjournment proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Annual Meeting to approve the Charter Amendment Proposal, the Trust Amendment Proposal and the Directors Election Proposal in this proxy statement. If the adjournment proposal is not approved by our stockholders, the chairman of the meeting has the power to adjourn the Annual Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Annual Meeting to approve the Charter Amendment Proposal, the Trust Amendment Proposal and the Directors Election Proposal.

Vote Required and Board of Directors’ Recommendation

If a majority of the votes of the shares which were present in person or by proxy and voting on the matter at the Annual Meeting vote for the adjournment proposal, the chairman of the Annual Meeting will exercise his or her power to adjourn the meeting as set out above.

Recommendation

The Company’s Board of Directors recommends that you vote “FOR” the adjournment proposal.

By Order of the Board of Directors.

Cheuk Hang Chow
Chief Executive Officer

New York, NY
May [*], 2024

Annex A

SECOND AMENDMENT TO THE AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
INCEPTION GROWTH ACQUISITION LIMITED

[            ], 2024

Inception Growth Acquisition Limited, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Inception Growth Acquisition Limited” The original certificate of incorporation (the “Original Certificate”) was filed with the Secretary of State of the State of Delaware on March 4, 2021.

2. On December 8, 2021, in connection with the IPO, the Company adopted its Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”).

3. The First Amendment to the Amended and Restated Certificate was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. This Second Amendment to the Amended and Restated Certificate was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

5. The text of section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

“Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 25, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes (less up to $50,000 interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within 30 months (or up to 36 months if the Corporation elects to extend the amount of time to complete a Business Combination in accordance with the terms of the Investment Management Trust Agreement between the Corporation and Continental Stock Transfer & Trust Company (as in effect as of the date of this Amended and Restated Certificate) (in any case, such date being referred to as the “Termination Date”) from the closing of the Offering and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

Annex A-1

IN WITNESS WHEREOF, Inception Growth Acquisition Limited has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

Inception Growth Acquisition Limited

By:
Name:	Cheuk Hang Chow
Title:	Chief Executive Officer and Director

Annex A-2

Annex B

THIRD AMENDMENT TO THE
INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 3 (this “Amendment”), dated as of [    ], 2024, to the Investment Management Trust Agreement (as defined below) is made by and between Inception Growth Acquisition Limited (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement, dated December 8, 2021, as amended on March 13, 2023 and September 8, 2023 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein; and

WHEREAS, at a Stockholders Meeting of the Company held on June 4, 2024, the Company’s stockholders approved a proposal to amend the Trust Agreement to provide the Company with the discretion to extend the date on which to commence liquidating the Trust Account by six (6) times for an additional one (1) month each time from June 13, 2024 to December 13, 2024 by depositing into the trust account the lesser of (i) $50,000 and (ii) an aggregate amount equal to $0.04 multiplied by the issued and outstanding shares of common stock of the Company issued in the IPO that has not been redeemed for each one-month extension in the event the Company has not consummated a business combination by June 13, 2024.

NOW THEREFORE, IT IS AGREED:

1. Preamble. The fifth WHEREAS clause in the preamble of the Trust Agreement is hereby amended and restated to read as follows:

“WHEREAS, if a Business Combination is not consummated within the 30-month period following the closing of the Offering, or up to 36 months if the Company extends the period of time by six one-month periods (each, an “Extension”), by depositing the lesser of (i) $50,000 and (ii) an aggregate amount equal to $0.04 multiplied by the issued and outstanding shares of common stock of the Company issued in the IPO that has not been redeemed for each one-month extension (each, an “Applicable Deadline”), as applicable; and;”

2. Exhibit D. Exhibit D of the Trust Agreement is hereby amended and restated in its entirety as follows.

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company
One State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf & Celeste Gonzalez

Re: Trust Account — Extension Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(j) of the Investment Management Trust Agreement between Inception Growth Acquisition Limited (“Company”) and Continental Stock Transfer & Trust Company, dated as of December 8, 2021, as amended on March 13, 2023 and September 8, 2023 (“Trust Agreement”), this is to advise you that the Company is extending the time available in order to consummate a Business Combination with the Target Businesses for an additional one (1) month, from _______ to _________ (the “Extension”).

This Extension Letter shall serve as the notice required with respect to Extension prior to the Applicable Deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

Annex B-1

In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit the lesser of (i) $50,000 and (ii) an aggregate amount equal to $0.04 multiplied by the issued and outstanding shares of common stock of the Company issued in the IPO that has not been redeemed, which will be wired to you, into the Trust Account investments upon receipt.

This is the ____ of up to six Extension Letters.

Very truly yours,
Inception Growth Acquisition Limited
By:
Name:
Title:

cc: EF Hutton, division of Benchmark Investments, LLC

3. All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

4. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature shall be deemed to be an original signature for purposes of this Amendment.

5. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 7(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

6. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[Signature Page Follows]

Annex B-2

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee
By:
Name:	Francis Wolf
Title:	Vice President
INCEPTION GROWTH ACQUISITION LIMITED
By:
Name:	Cheuk Hang Chow
Title:	Chief Executive Officer

Annex B-3

PROXY CARD

INCEPTION GROWTH ACQUISITION LIMITED

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders of Inception Growth Acquisition Limited to be held on June 4, 2024. The Proxy Statement is available on May [*], 2024.

The undersigned hereby appoints Cheuk Hang Chow and Felix Yun Pun Wong, individually, each with full power of substitution, as proxy of the undersigned to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Inception Growth Acquisition Limited, to be held on June 4, 2024 at 10 a.m. local time at the offices of Loeb & Loeb LLP, 2206-19 Jardine House, 1 Connaught Place Central, Hong Kong SAR, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Annual Meeting, dated May [*], 2024 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.

PROPOSAL NO. 1. THE CHARTER AMENDMENT — APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED ON SEPTEMBER 8, 2023 (THE “CHARTER”) TO EXTEND THE DATE BY WHICH THE COMPANY HAS TO CONSUMMATE A BUSINESS COMBINATION (THE “EXTENSION”) TO DECEMBER 13, 2024 BY ADOPTING THE SECOND AMENDMENT TO THE CHARTER, A COPY OF WHICH IS ATTACHED IN THE PROXY STATEMENT AS ANNEX A.

For ☐	Against ☐	Abstain ☐
2.

PROPOSAL NO. 2. THE TRUST AMENDMENT — APPROVAL OF AN AMENDMENT TO THE COMPANY’S INVESTMENT MANAGEMENT TRUST AGREEMENT, DATED AS OF DECEMBER 8, 2021, AS AMENDED ON MARCH 13, 2023 AND SEPTEMBER 8, 2023 (THE “TRUST AGREEMENT”), BY AND BETWEEN THE COMPANY AND CONTINENTAL STOCK TRANSFER & TRUST COMPANY (THE “TRUSTEE”), TO PROVIDE THE COMPANY WITH THE DISCRETION TO EXTEND THE DATE ON WHICH TO COMMENCE LIQUIDATING THE TRUST ACCOUNT ESTABLISHED IN CONNECTION WITH THE COMPANY’S INITIAL PUBLIC OFFERING BY SIX (6) TIMES FOR AN ADDITIONAL ONE (1) MONTH EACH TIME FROM JUNE 13, 2024 TO DECEMBER 13, 2024 BY DEPOSITING INTO THE TRUST ACCOUNT THE LESSER OF (I) $50,000 AND (II) AN AGGREGATE AMOUNT EQUAL TO $0.04 MULTIPLIED BY THE NUMBER OF COMMON STOCK ISSUED IN THE IPO THAT HAS NOT BEEN REDEEMED FOR EACH ONE-MONTH EXTENSION, A COPY OF WHICH IS ATTACHED IN THE PROXY STATEMENT AS ANNEX B.

For ☐	Against ☐	Abstain ☐
3.

PROPOSAL NO. 3. ELECTION OF DIRECTORS — APPROVAL OF THE ELECTION OF FIVE (5) DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL HIS OR HER RESPECTIVE SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED OR UNTIL HIS OR HER EARLIER RESIGNATION, REMOVAL OR DEATH. (Check one)

FOR all nominees listed below (except as indicated). ☐

WITHHOLD AUTHORITY to vote for all nominees listed below. ☐

If you wish to withhold your vote for any individual nominee, strike a line through that nominee’s name set forth below:

Cheuk Hang Chow
Felix Yun Pun Wong
Michael Lawrence Coyne
Albert Chang
Yan Xu

4.

PROPOSAL NO. 4. THE ADJOURNMENT — APPROVAL TO DIRECT THE CHAIRMAN OF THE ANNUAL MEETING TO ADJOURN THE ANNUAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IF, BASED UPON THE TABULATED VOTE AT THE TIME OF THE MEETING, THERE ARE NOT SUFFICIENT VOTES TO APPROVE THE PROPOSALS 1, 2 AND 3.

For ☐	Against ☐	Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED FOR THE PROPOSALS AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:

Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your share certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a share certificate is registered in two (2) names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Annual Meeting (Circle one): Yes      No

Number of attendees:

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE ANNUAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.